Exhibit 8.1

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
Arlington Wind LLC	Oregon, USA	Ownership interests	100%
Aspen 1 Limited		Ordinary Shares of £1	100%
Atlantic Renewable Energy Corporation	Delaware, USA	Ownership Interests	100%
Atlantic Renewable Projects LLC	Delaware, USA	Ownership Interests	100%
Beaufort Energy Limited		Ordinary Shares of £1	100%
Birmingham Syn Fuel I, Inc.	Oregon, USA	Common stock of US$1.00	100%
Bishop Wind Farm LLC	Delaware, USA	Ownership Interests	100%
Brentwood Gas Storage LLC	Oregon, USA	Ownership interests	100%
Bridger Coal Company	Wyoming, USA	Joint Venture Interests	66.66%
Caledonian Communications Limited		Ordinary Shares of £1	100%
Caledonian Gas Limited		Ordinary Shares of £1	100%
Camjar plc		10% Cumulative Convertible Preference Shares of £1 10% Cumulative Redeemable Preference Shares of £1 Ordinary Shares of £1	100 100 100	% % %
Canopy Botanicals, Inc.	Delaware, USA	Common stock of US$0.01	77.85%
Canopy Botanicals, SRL	Boliva	$600.00 Total Initial Capital Contribution	49%
Casselman Windpower LLC	Delaware, USA	Ownership Interests	100%
Centralia Mining Company	Washington, USA	Common stock of no par value	100%
Chestnut Ridge Windpower LLC	Delaware, USA	Ownership Interests	100%
City Gate LLC	Delaware, USA	Ownership Interests	100%
Cityscape Global Media Limited		Ordinary Shares of £1	100%
Cityscape Internet Services Limited		Ordinary Shares of £1	100%
Cityscape Limited		Ordinary Shares of £1	100%

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
Clubcall Telephone Services Limited		Ordinary Shares of £1	100%
Clubline Services Limited		Ordinary Shares of £1	100%
Coldham Windfarm Limited		‘A’ Ordinary Shares of £1 ‘B’ Ordinary Shares of £1	80%
Colorado Green Holdings, LLC	Delaware, USA	Ownership Interests	100%
Colorado Wind Ventures, LLC	Delaware, USA	Ownership Interests	50%
Columbia Gas Storage LLC	Delaware, USA	Ownership Interests	100%
Copperteam Limited		Ordinary Shares of £1	100%
Core Utility Solutions Limited1 2		‘A’ Ordinary Shares of £1	100%
CRE Energy Limited	Northern Ireland	Ordinary Shares of £1	100%
Damhead Creek Finance Limited	Cayman Islands	Ordinary Shares of US$0.01	100%
Delta Gas Storage LLC	Delaware, USA	Ownership Interests	100%
Demon Internet Limited		Ordinary Shares of 10p	100%
Demon Limited		Ordinary Shares of £1	100%
Dispatch Publishing Limited		Ordinary Shares of £1	100%
Dornoch International Insurance Limited		Ordinary Shares of £1	100%
Eastern Desert Power, LLC	Delaware, USA	Ownership Interests	100%
Elk River Windfarm, LLC	Kansas, USA	Ownership Interests	100%
Emerald Power Generation Limited		Ordinary Shares of £1	100%
Energy West Mining Company	Utah, USA	Common stock of no par value	100%
EnergyWorks Holdings I	Grand Cayman	Common stock of US$1.00	100%
Enstor Louisiana LLC	Oregon, USA	Ownership interests	100%
Enstor Operating Company, LLC	Oregon, USA	Ownership Interests	100%
Enstor, Inc.	Oregon, USA	Common stock of no par value	100%
Flying Cloud Power Partners, LLC	Delaware, USA	Ownership Interests	100%

[1]	Holding shown represents 50% of the total issued share capital;

[2]	Subsidiary undertaking by virtue of S258(2)(b), as well as by virtue of S258(2)(a), Companies Act 1985

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
GBSO Limited (in liquidation)		Ordinary Shares of £1	100%
Genscot Limited		Ordinary Shares of £1	100%
Glenrock Coal Company	Wyoming, USA	Common stock of no par value	100%
Hazelwood Australia, Inc.	Oregon, USA	Common stock of no par value	100%
Heartland Wind LLC	Oregon, USA	Ownership interests	100%
Hazelwood Ventures, Inc.	Oregon, USA	Common stock of no par value	100%
Holford Gas Storage Limited		Ordinary shares of £1	100%
Houston Hub Storage and Transportation, L.P.	Oregon, USA	Limited Partnership	100%
Hillsborough Leasing Services, Inc.	New Jersey, USA	Common stock of US$1.00	100%
Interwest Mining Company	Oregon, USA	Common stock of US$10.00	100%
Ivanhoe Wind Energy LLC	Oregon, USA	Ownership Interests	100%
Katy Storage and Transportation, LP	Texas, USA	Limited partnership	100%
Klamath Energy LLC	Oregon, USA	Ownership Interests	100%
Klamath Generation LLC	Oregon, USA	Ownership Interests	100%
Klondike Wind Power LLC	Oregon, USA	Ownership Interests	100%
Klondike Wind Power II LLC	Oregon, USA	Ownership Interests	100%
Klondike Wind Power III LLC	Oregon, USA	Ownership Interests	100%
Lancastrian Holdings Limited		Ordinary Shares of £1	100%
Leaning Juniper Wind Power LLC	Oregon, USA	Ownership Interests	100%
Leblon Sales Corporation	US Virgin Islands	Common stock of no par value	100%
Locomotive Software Developments Limited		Ordinary Shares of £1	100%
Locomotive Software Group Limited		Ordinary Shares of £1	100%
Manweb Contracting Services Limited		Ordinary Shares of £1	100%
Manweb Energy Consultants Limited		Ordinary Shares of £1	100%
Manweb Gas Limited		Ordinary Shares of £1	100%
Manweb Generation (Winnington) Limited		Ordinary Shares of £1	100%
Manweb Generation Holdings Limited		Ordinary Shares of £1	100%

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
Manweb Holdings Limited		Ordinary Shares of £1	100%
Manweb Limited		Ordinary Shares of £1	100%
Manweb Nominees Limited		Ordinary Shares of £1	100%
Manweb Pensions Trustee Limited		Ordinary Shares of £1	100%
Manweb Services Limited		Ordinary Shares of £1	100%
Manweb Share Scheme Trustees Limited		Ordinary Shares of £1	100%
Mawlaw 526 Limited		Ordinary Shares of £1	100%
Megafone (UK) Limited		Ordinary Shares of £1	100%
Moraine Wind II LLC	Oregon, USA	Ownership Interests	100%
Moraine Wind LLC	Oregon, USA	Ownership Interests	100%
Mountain View Green LLC	Oregon, USA	Ownership Interests	100%
Mountain View Power Partners III, LLC	Delaware, USA	Ownership Interests	100%
New Energy Holdings I, Inc.	Oregon, USA	Common stock of no par value	100%
New IndiaPower Company One	Mauritius	Common stock of US$1.00	100%
New IndiaPower Company Two	Mauritius	Common stock of US$1.00	100%
PACE Group, Inc.	Oregon, USA	Common stock of no par value	100%
Pacific Development (Property), Inc.	Oregon, USA	Common stock of no par value	100%
Pacific Harbor Capital, Inc.	Delaware, USA	Common stock of US$1.00	100%
Pacific Klamath Energy, Inc.	Oregon, USA	Common stock of US$1.00	100%
Pacific Minerals, Inc.	Wyoming, USA	Common stock of no par value	100%
Pacific Wind Development LLC	Oregon, USA	Ownership Interests	100%
PacifiCorp	Oregon, USA	Common stock of no par value	100%
PacifiCorp Development Company	Oregon, USA	Common stock of no par value	100%
PacifiCorp Energy Canada Ltd.	Canada	Class ‘A’ Voting Shares	100%
PacifiCorp Energy Ventures, Inc.	Oregon, USA	Common stock of no par value	100%
PacifiCorp Environmental Remediation Company	Delaware, USA	Common stock of no par value	89.9%
PacifiCorp Financial Services, Inc.	Oregon, USA	Common stock of US$10.00	100%
PacifiCorp Future Generations, Inc.	Oregon, USA	Common stock of no par value	100%
PacifiCorp Group Holdings Company	Delaware, USA	Common stock of US$1.00	100%
PacifiCorp Hazelwood Pty Ltd.	Victoria, Australia	Common stock of no par value	100%

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
PacifiCorp Holdings, Inc.	Delaware, USA	Common stock of US$0.01	100%
PacifiCorp International Group Holdings Company	Oregon, USA	Common stock of no par value	100%
PacifiCorp Investment Management Inc.	Oregon, USA	Common stock of no par value	100%
PacifiCorp Trans, Inc.	Oregon, USA	Common stock of US$1.00	100%
PacifiCorp UK Limited		‘A’ Non-voting Shares of US$3,189.26 ‘B Non-voting Shares of US$3,446.41 ‘C’ Non-voting Shares of US$4,874.18 ‘D’ Non-voting Shares of US$2,924.90 ‘E’ Non-voting Shares of US$4,874.18 ‘F’ non-voting Shares of US$3,833.54 Voting Shares of US$1.00	100%
PCC Holdings, Inc.	Oregon, USA	Common stock of no par value	100%
PFI International, Inc.	Guam	Common stock of US$1.00	100%
PHC Properties Corporation	Florida, USA	Common stock of US$1.00	100%
Phoenix Wind Power LLC	Oregon, USA	Ownership Interests	100%
PPM Colorado Wind Ventures, Inc.	Oregon, USA	Ownership Interests	100%
PPM Energy, Inc.	Oregon, USA	Common stock of no par value	100%
Psychic Companions Limited		Ordinary Shares of £1	100%
SaBRe Water Limited		Ordinary Shares of £1	100%
Scenic Wind Power, LLC	Delaware, USA	Ownership Interests	100%
ScotPower Limited*		Ordinary Shares of £1	100%
Scotsgrid Limited		Ordinary Shares of £1	100%
Scotspower Limited		Ordinary Shares of £1	100%
Scottish Power Finance (Jersey) Limited*		Ordinary Shares of no par value	100%
Scottish Power Finance (US), Inc	Delaware	Common Stock of US$0.01	100%
Scottish Power Intermediate Limited		Ordinary Shares of £1	100%
Scottish Power Trustees Limited		Ordinary Shares of £1	100%
Scottish Power UK Holdings plc*		Ordinary Shares of 50p	100%
Scottish Power UK plc		Ordinary Shares of 50p	100%
Scottish Utility Services Limited		Ordinary Shares of £1	100%
ScottishPower (DCL) Limited		Ordinary Shares of £1	100%

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
ScottishPower (DCOL) Limited		Ordinary Shares of £1	100%
ScottishPower Energy Management (Agency) Limited		Ordinary Shares of £1	100%
ScottishPower Energy Management Limited		Ordinary Shares of £1	100%
ScottishPower (SCPL) Limited		‘A’ Ordinary Shares of £1 ‘B’ Ordinary Shares of £1	100%
ScottishPower (SOCL) Limited		‘A’ Ordinary Shares of £1 ‘B’ Ordinary Shares of £1 Ordinary Shares of £1	100%
ScottishPower Energy Retail Limited		Ordinary Shares of £1	100%
ScottishPower Finance Limited		Ordinary Shares of £1	100%
ScottishPower Finance V Limited*	Cayman Islands	Ordinary Shares of £1	100%
ScottishPower Generation Limited		Ordinary Shares of £1	100%
ScottishPower Group Money Purchase Pension Scheme Limited		Ordinary Shares of £1	100%
ScottishPower Inc.	United States	Common Stock	100%
ScottishPower Insurance Limited	Isle of Man	Ordinary Shares of £1	100%
ScottishPower Investments Limited		Ordinary Shares of £1	100%
ScottishPower Leasing Limited		Ordinary Shares of £1	100%
ScottishPower NA 1 Limited*		Ordinary Shares of £1	100%
ScottishPower NA2 Limited*		Ordinary Shares of £1	100%
ScottishPower Overseas Holdings Limited*		Ordinary Shares of £1	100%
ScottishPower Securities Limited		Ordinary Shares of £1	100%
ScottishPower Share Scheme Trustees Limited		Ordinary Shares of £1	100%
ScottishPower Sharesave Trustees Limited		Ordinary Shares of £1	100%
ScottishPower Telecommunications Limited		Ordinary Shares of £1	100%
SMW Limited		Ordinary Shares of £1	100%
SP Dataserve Limited		Ordinary Shares of £1	100%
SP Distribution Limited		Ordinary Shares of £1	100%

Subsidiary undertakings at 31 March 2005

pursuant to Section 231(6)(b) of the Companies Act 1985

Undertakings marked * are direct holdings of Scottish Power plc.

Name	Country of incorporation (if other than Great Britain)	Class of share capital	Proportion of shares held
SP Finance 2 Limited*		Ordinary Shares of £1	100%
SP Finance 4 Limited*		Ordinary Shares of £1	100%
SP Finance 5 Limited*		Ordinary Shares of £1	100%
SP Gas Limited		Ordinary Shares of £1	100%
SP Manweb plc		Ordinary Shares of 50p	100%
SP Power Systems Limited		Ordinary Shares of £1	100%
SP Transmission Limited		Ordinary Shares of £1	100%
Spotlight Trading Limited		Ordinary Shares of £1	100%
SPPT Limited		Ordinary Shares of £1	100%
SSEB Limited		Ordinary Shares of £1	100%
Teledata (Holdings) Limited		Ordinary Shares of £1	100%
Teledata (Outsourcing) Limited		Ordinary Shares of £1	100%
Teledata Scotland Limited		Ordinary Shares of £1	100%
Telephone Information Services plc		Ordinary Shares of £1	100%
Telephone International Media Holdings Limited		Ordinary Shares of £1	100%
Telephone International Media Limited		Ordinary Shares of £1	100%
The CallCentre Service Limited		Ordinary Shares of 50p Redeemable Preference Shares of £1	100 100	% %
The Information Service Limited		Ordinary Shares of £1	100%
The IP Systems Operation Limited		Ordinary Shares of £1	100%
TIM Limited		Ordinary Shares of £1	100%
Trimont Wind I LLC	Oregon, USA	Ownership Interests	100%
Turnpike 1996 Limited		Ordinary Shares of £1	100%
Turnpike Limited		Ordinary Shares of £1	100%
Waha Storage and Transportation, L.P.	Texas, USA	Ownership Interest	100%
Watermark Games Limited		Ordinary Shares of £0.10	100%
West Valley Leasing Company, LLC	Oregon, USA	Ownership Interests	100%